EXHIBIT 99.1
                                  NEWS RELEASE

                                                FOR FURTHER INFORMATION:
                                                GREGORY K. CLEVELAND
                                                BRENDA L. REBEL

                                                TELEPHONE:    (701) 250-3040
                                                WEBSITE:      www.bnccorp.com


              BNCCORP REPORTS RECORD EARNINGS FOR 2003 1ST QUARTER

Quarterly Highlights:
---------------------
o Net Income from continuing operations of $1.02 million increases six-fold from year-ago period
o     Insurance Commissions and Net Interest Income post gains
o     Noninterest Expense declines sequentially from 4th quarter of 2002


BISMARCK, ND, April 23, 2003 - BNCCORP, Inc. (Nasdaq: BNCC) today reported net income of $1.02 million, or $0.36 per share on a diluted basis, for the first quarter ended March 31, 2003. The 2003 first quarter earnings from continuing operations represent a more than six-fold increase over the net income from continuing operations of $130,000, or $0.05 per diluted share, reported for the same period of 2002. Net income for the year-ago quarter included income of $60,000, or $0.03 per share from the operations of the Fargo, North Dakota branch office, which was sold on September 30, 2002, and subsequently reclassified as a discontinued operation.

"The record first quarter performance clearly demonstrates the value of BNCCORP's longstanding strategy to build a diversified base of banking, insurance and brokerage/trust/financial services businesses," noted Gregory K. Cleveland, President and Chief Executive Officer. "This strategy has enabled us to offer a broader spectrum of services to our customers, while creating multiple revenue sources that enable the company to better withstand challenging economic cycles."

The 2003 first quarter results included a significant contribution from insurance operations, primarily from Milne Scali & Company, Inc., a Phoenix, Arizona-based insurance agency acquired in April 2002. BNCCORP noted that the financial performance of its insurance business is typically strongest in the first quarter due to contingency payments received from insurance carriers.

Rising Net Interest Income, Noninterest Income
Net interest income rose 11.8%, to $3.88 million for the first quarter of 2003, compared with $3.47 million for the first quarter of 2002. The increase reflected a widening of the net interest margin from 2.80% for the quarter ended March 31, 2002 to 2.90% for the same period in 2003.

Noninterest income was $5.22 million for the 2003 first quarter, rising 122.6% from $2.35 million in the year-ago period. Noninterest income represented 57.36% of gross revenues for the recent quarter, rising from 40.33% for the comparable period of 2002. The sharp improvement was largely due to insurance commissions produced by Milne Scali, which was not part of BNCCORP for the year-ago period.

Noninterest expense for the first quarter of 2003 was $6.89 million. This represents a 28.2% increase from $5.37 million in the 2002 first quarter, but a decrease of 4.8% sequentially from the $7.24 million in the 2002 fourth quarter. The year-over-year increase in noninterest expense primarily reflected the addition of Milne Scali and BNCCORP's expanding Arizona operations.

Loan and Deposit Growth
Total loans included in continuing operations rose to $329.5 million at March 31, 2003, from $291.5 million a year ago. Investment securities available for sale were $202.4 million at the end of the recent quarter, compared with $197.6 million a year earlier. Total assets included in continuing operations rose to $593.7 million at March 31, 2003, from $527.8 million a year ago. Total deposits included in continuing operations were $387.3 million, up from $378.0 million at March 31, 2002. Core deposit growth of $22.4 million was offset by a decrease in brokered and national market certificates of deposit of $13.1 million.

Mr. Cleveland stated, "We have been pleased with the loan and deposit growth generated in both our Arizona and Minnesota markets over the last 12 months. The planned reduction in brokered and national market certificates of deposit is yet another example of our active management of the balance sheet. The strategy will increase the flexibility of the balance sheet in the future so that we might capitalize on future opportunities should the economic cycle turn upward."

Total common stockholders' equity for BNCCORP was $36.8 million at March 31, 2003, equivalent to book value per common share of $13.63 (tangible book value per common share of $5.93). Net unrealized gains in the investment portfolio as of that date were nearly $3.8 million, or more than $1.39 per share, on a pretax basis.

Asset Quality
The provision for credit losses was $775,000 for the 2003 first quarter, compared with $217,000 for the year-ago period. The allowance for credit losses as a percentage of total loans at March 31, 2003 was 1.58%, compared with 1.54% a year ago. The ratio of nonperforming assets to total assets was 1.50% at March 31, 2003, compared with the year-ago level of 0.75%. The ratio of allowance for credit losses to total nonperforming loans was 59% at March 31, 2003, compared with 115% one year earlier. The asset quality ratios as of March 31, 2003 were impacted primarily by two commercial real estate credits in the nonperforming category.

BNCCORP, Inc., headquartered in Bismarck, N.D., is a registered bank holding company dedicated to providing a broad range of financial products and superior customer service to businesses and consumers in its local communities. The company operates 21 locations in Arizona, Minnesota and North Dakota through its subsidiary, BNC National Bank. The company also provides a wide array of insurance, brokerage and trust and financial services through BNC National Bank subsidiaries Milne Scali & Company, Inc., BNC Insurance, Inc. and BNC Asset Management, Inc. and the bank's trust and financial services division. The company offers a wide variety of traditional and nontraditional financial products and services in order to meet the financial needs of its current customer base, establish new relationships in the markets it serves and expand its business opportunities.

Statements included in this news release which are not historical in nature are intended to be, and are hereby identified as "forward-looking statements" for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We caution readers that these forward-looking statements, including without limitation, those relating to our future business prospects, revenues, working capital, liquidity, capital needs, interest costs and income, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements due to several important factors. These factors include, but are not limited to: risks of loans and investments, including dependence on local and regional economic conditions; competition for our customers from other providers of financial services; possible adverse effects of changes in interest rates including the effects of such changes on derivative contracts and associated accounting consequences; risks associated with our acquisition and growth strategies; and other risks which are difficult to predict and many of which are beyond our control.

                           (Financial tables attached)

                                      # # #

                                  BNCCORP, INC.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                    For the Quarter Ended
                                                            March 31,
                                                  -------------------------
(In thousands)                                       2003          2002
------------------------------------------------  -----------   -----------
                                                  (Unaudited)   (Unaudited)

SELECTED INCOME STATEMENT DATA
Interest income...............................      $  7,468      $  7,581
Interest expense..............................         3,589         4,111
                                                  -----------   -----------
Net interest income...........................         3,879         3,470
Provision for credit losses...................           775           217
Noninterest income............................         5,219         2,345
Noninterest expense...........................         6,891         5,374
                                                  -----------   -----------
Income from continuing operations before
  income taxes................................         1,432           224
Income tax provision..........................           415            94
                                                  -----------   -----------
Income from continuing operations.............         1,017           130
Income from operations of discontinued Fargo
  branch, net of income taxes.................            --            60
                                                  -----------   -----------
Net income....................................      $  1,017      $    190
                                                  ===========   ===========




Dividends on preferred stock..................      $     30      $     --
                                                  -----------   -----------
Net income available to common stockholders...      $    987      $    190
                                                  ===========   ===========

                                  BNCCORP, INC.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                     For the Quarter Ended
                                                            March 31,
                                                  -----------------------------
                                                     2003             2002
-----------------------------------------------   ------------   --------------
                                                  (Unaudited)     (Unaudited)
EARNINGS PER SHARE DATA

BASIC EARNINGS PER COMMON SHARE
Income from continuing operations (less
  preferred stock dividends).................        $   0.37        $   0.05
Income from operations of discontinued Fargo
  branch, net of income taxes................              --            0.03
                                                  ------------   --------------
Basic earnings per common share..............        $   0.37        $   0.08
                                                  ============   ==============

DILUTED EARNINGS PER COMMON SHARE
Income from continuing operations (less
  preferred stock dividends)..................       $   0.36        $   0.05
Income from operations of discontinued Fargo
  branch, net of income taxes.................             --            0.03
                                                  ------------  ---------------
Diluted earnings per common share.............       $   0.36        $   0.08
                                                  ============  ===============


                                  BNCCORP, INC.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                  As of
                                                ----------------------------------------
(In thousands, except share, per share and      March 31,    December 31,    March 31,
  full time equivalent data)                       2003          2002          2002
----------------------------------------------  ----------- --------------- ------------
                                                (Unaudited)                 (Unaudited)
SELECTED BALANCE SHEET DATA
Total assets.................................   $  593,733     $   602,228    $  559,859
Total assets *...............................      593,733         602,228       527,815
Investment securities available for sale *...      202,364         208,072       197,642
Total loans *................................      329,461         335,794       291,492
Allowance for credit losses *................      (5,219)         (5,006)       (4,486)
Goodwill *...................................       12,210          12,210           656
Other intangible assets, net *...............        8,609           8,875         1,414
Total deposits *.............................      387,269         398,245       377,978
Long term borrowings *.......................        8,543           8,561            --

  * From continuing operations


Notation:
Unrealized gains in investment portfolio,
  pretax.....................................   $    3,775      $    4,383    $    1,855

Total common stockholders' equity ...........   $   36,840      $   36,223    $   30,362
Book value per common share..................   $    13.63      $    13.41    $    12.66
Tangible book value per common share.........   $     5.93      $     5.60    $    11.79
Effect of net unrealized gains on securities
  available for sale, net of tax, on book
  value per common share.....................   $     0.86      $     1.01    $     0.48
Full time equivalents........................          270             270           210
Common shares outstanding....................    2,702,029       2,700,929     2,399,170

CAPITAL RATIOS
Tier 1 leverage..............................        4.73%           4.46%         6.56%
Tier 1 risk-based capital....................        6.33%           5.92%         8.98%
Total risk-based capital.....................        9.83%           9.53%        13.02%



                                  BNCCORP, INC.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS


                                                   For the Quarter Ended
                                                           March 31,
                                                  -------------------------
(In thousands)                                       2003          2002
------------------------------------------------- -----------  ------------
                                                  (Unaudited)   (Unaudited)
AVERAGE BALANCES
Total assets.....................................   $ 595,727     $ 564,405
Total assets *...................................     595,727       534,293
Loans *..........................................     331,007       294,139
Earning assets *.................................     542,224       521,290
Deposits *.......................................     392,414       374,833
Common stockholders' equity *....................      36,881        31,317

  * From continuing operations

KEY  RATIOS
Return on average common stockholders' equity *..      10.85%         1.68%
Return on average common stockholders' equity....      10.85%         2.46%
Return on average assets *.......................       0.69%         0.10%
Return on average assets.........................       0.69%         0.14%
Net interest margin..............................       2.90%         2.80%
Net interest margin before impact of
  derivative contracts *.........................       2.92%         2.87%
Efficiency ratio * ..............................      75.74%        92.40%
Efficiency ratio not including impact of
  derivative contracts and trust preferred
  expenses *.....................................      70.72%        83.41%
Noninterest income as a percent of gross
  revenues *.....................................      57.36%        40.33%

  * From continuing operations



                                  BNCCORP, INC.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                 As of
                                               --------------------------------------------
                                                 March 31,     December 31,    March 31,
 (In thousands)                                     2003           2002           2002
---------------------------------------------  -------------  --------------  -------------
                                                (Unaudited)                    (Unaudited)
 ASSET QUALITY
 Loans 90 days or more delinquent and still
  accruing interest..........................     $  1,844       $  5,081        $   504
 Nonaccrual loans............................        7,045          2,549          3,406
 Restructured loans..........................           --             --             --
                                               -------------  --------------  -------------
 Total nonperforming loans...................        8,889          7,630          3,910
 Other real estate owned and repossessed
  assets.....................................           --              8             70
                                               -------------  --------------  -------------
 Total nonperforming assets..................     $  8,889       $  7,638       $  3,980
                                               =============  ==============  =============
 Allowance for credit losses.................     $  5,219       $  5,006       $  4,486
                                               =============  ==============  =============
 Ratio of total nonperforming loans to total         2.70%          2.27%          1.34%
  loans *....................................
 Ratio of total nonperforming assets to
  total assets *.............................        1.50%          1.27%          0.75%
 Ratio of allowance for credit losses to
  total loans *..............................        1.58%          1.49%          1.54%
 Ratio of allowance for credit losses to
  total nonperforming loans *................          59%            66%           115%

   *From continuing operations

                                                  For the Quarter Ended
                                                         March 31,
                                                 --------------------------
                                                     2003          2002
                                                 ------------  ------------
 Changes in Allowance for Credit Losses:
 Balance, beginning of period..................    $  5,006      $  4,325
 Provision charged to operations expense.......         775           217
 Loans charged off.............................       (597)          (84)
 Loan recoveries...............................          35            28
                                                 ------------  ------------
 Balance, end of period........................    $  5,219      $  4,486
                                                 ============  ============

 Ratio of net charge-offs to average total
  loans *......................................     (0.17)%       (0.02)%
 Ratio of net charge-offs to average total
   loans, annualized *.........................     (0.69)%       (0.08)%

   *From continuing operations


                                  BNCCORP, INC.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                    For the Quarter Ended
                                                           March 31,
                                                  -------------------------
(In thousands, except share data)                    2003          2002
------------------------------------------------  -----------  ------------
                                                   (Unaudited) (Unaudited)
ANALYSIS OF NONINTEREST INCOME *
Insurance commissions...........................   $    4,062    $      467
Fees on loans...................................          461           504
Service charges.................................          210           162
Trust and financial services....................          186           219
Net gain on sales of securities.................          120           430
Brokerage income................................           51           400
Rental income...................................           22            22
Other...........................................          107           141
                                                  -----------   -----------
  Total noninterest income......................   $    5,219    $    2,345
                                                  ===========   ===========
  * From continuing operations

ANALYSIS OF NONINTEREST  EXPENSE *
Salaries and employee benefits..................   $    3,965    $    2,728
Occupancy.......................................          622           464
Interest on subordinated debentures.............          437           457
Depreciation and amortization...................          348           300
Amortization of intangible assets...............          266           101
Professional services...........................          260           385
Office supplies, telephone & postage............          254           246
Marketing and promotion.........................          119           135
FDIC and other assessments......................           51            54
Other ..........................................          569           504
                                                  -----------   -----------
  Total noninterest expense.....................   $    6,891    $    5,374
                                                  ===========   ===========
   * From continuing operations

WEIGHTED AVERAGE SHARES
Common shares outstanding (a)...................    2,701,274     2,399,170
Incremental shares from assumed conversion of
   options......................................       29,939        25,569
                                                  -----------   -----------
Adjusted weighted average shares (b)............    2,731,213     2,424,739
                                                  ===========   ===========
(a) Denominator for Basic Earnings Per Common Share
(b) Denominator for Diluted Earnings Per Common Share